EXHIBIT 10.b

                               SECOND AMENDMENT TO
                            THE TRUST AGREEMENT UNDER
                          THE WASHINGTON TRUST COMPANY
              SUPPLEMENTAL PENSION BENEFIT AND PROFIT SHARING PLAN


     This Amendment made as of the 15th day of March, 2002, by and between The Washington Trust Company (the "Company") and Cape Cod Bank and Trust Company (the "Trustee").
                                WITNESSETH THAT:

     A. WHEREAS, the Company adopted The Washington Trust Company Supplemental Pension Benefit and Profit Sharing Plan; and

        WHEREAS, the Company entered into a trust agreement with the Trustee (the "Trust Agreement"); and

        WHEREAS, the Company desires to amend the provisions of the Trust Agreement; and

        WHEREAS, Section 12 of the Trust Agreement allows the Trust Agreement to be amended by written instrument executed by the Company and the Trustee;

        NOW, THEREFORE, the Trust Agreement is amended, by deleting the first WHEREAS clause therein in its entirety and substituting the following in lieu thereof:

          "WHEREAS  the  Company has adopted The  Washington  Trust  Company
           Supplemental Pension Benefit and Profit Sharing Plan and Washington Trust Bancorp, Inc. has adopted the Washington Trust Bancorp, Inc. Supplemental Executive Retirement Plan, collectively (the `Plan');"

     B. Except as amended above, the Trust Agreement remains in full force and effect and is in all other respects ratified and confirmed.

        IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the day set forth above.



                                         THE WASHINGTON TRUST COMPANY


                                By: David V. Devault
                                    -------------------------------------------
                                    David V. Devault
                                    Executive Vice President, Treasurer, and CFO





                                         CAPE COD BANK AND TRUST COMPANY


                                By: Janet C. Chadie
                                    -------------------------------------------
                                    Janet C. Chadie
                                    Title: Retirement Services Officer